UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 10, 2008
QLOGIC CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State of incorporation)	0-23298 (Commission File Number)	33-0537669 (IRS Employer Identification No.)

26650 Aliso Viejo Parkway, Aliso Viejo, California (Address of principal executive offices)		92656 (Zip Code)
Registrant’s telephone number, including area code: (949) 389-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
SIGNATURES

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On June 10, 2008, the Compensation Committee of the Board of Directors of QLogic Corporation, a Delaware corporation (the “Company”) approved (i) the following changes to the base salaries of the Company’s principal executive officer and principal financial officer and certain of the Company’s executive officers whose compensation was disclosed in the Summary Compensation Table included in the Company’s proxy statement for its last annual meeting of stockholders (together with the Company’s principal executive officer and principal financial officer, the “Named Executive Officers”); and (ii) annual cash incentive payments for the Named Executive Officers with respect to fiscal year 2008.

	FY2008 Annual
Name and Principal Position	Cash Incentive	New Base Salary
H.K. Desai, Chairman and Chief Executive Officer	$651,675	No change from FY’08
Simon Biddiscombe, Senior Vice President and Chief Financial Officer (1)	N/A	N/A
Denis R. Maynard, Senior Vice President, Worldwide Sales and Marketing	$125,000	$345,000
Roger J. Klein, Vice President and General Manager, Host Solutions Group	$150,000	$290,000
Anthony J. Massetti, Former Senior Vice President and Chief Financial Officer (2)	$160,000	N/A

     (1) Mr. Biddiscombe joined the Company during fiscal year 2009.
     (2) Mr. Massetti resigned from the Company effective January 25th, 2008.
     On June 10, 2008, the Compensation Committee also granted options and awarded restricted stock units under the Company’s 2005 Performance Incentive Plan to the following Named Executive Officers.

	No. of Shares Subject to
Name and Principal Position	Option	No. of RSUs
H.K. Desai, Chairman and Chief Executive Officer	300,000	60,000
Simon Biddiscombe, Senior Vice President and Chief Financial Officer	0	20,000
Roger J. Klein, Vice President and General Manager, Host Solutions Group	106,000	20,000

     The exercise price for each option is $15.06, representing the closing price of a share of the Company’s Common Stock on the grant date (June 10, 2008) and each option vests over a four year term, with 25% vesting on the first anniversary of the grant date, and 6.25% vesting on a quarterly basis for the remaining three years.
     Restricted stock units vest in equal annual installments over a four year term and are payable upon vesting in shares of the Company’s common stock on a one — for —one basis.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QLOGIC CORPORATION
June 16, 2008	/s/ Michael L. Hawkins
Michael L. Hawkins
Vice President and General Counsel